Exhibit 10.13

REAFFIRMATION OF GUARANTY AND SECURITY DOCUMENTS

This Reaffirmation of Guaranty and Security Documents (this “Reaffirmation”) dated as of October 4, 2010 is entered into by Vera Bradley Designs, Inc., an Indiana corporation (the “Borrower”), Vera Bradley Retail Stores, LLC and Vera Bradley International, LLC (the “Subsidiary Guarantors” and, together with the Borrower, the “Credit Parties”) for the benefit of JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and collateral agent (the “Collateral Agent”), and the other Secured Creditors (as defined in the Security Agreement and the Pledge Agreement referenced below) and the other Guaranteed Parties (as defined in the Subsidiary Guaranty referenced below). Terms used but not otherwise defined herein have the meaning ascribed thereto by the Amended and Restated Credit Agreement (as defined below).

1. Reference is made to that certain Credit Agreement dated as of November 26, 2008, among the Borrower, JPMorgan Chase Bank, N.A., individually and as administrative agent and the financial institutions party thereto (the “Existing Credit Agreement”).

2. Reference is also made to the following documents (collectively, the Reaffirmed Documents”):

(a) that certain Security Agreement dated as of November 26, 2008 made by and among the Credit Parties and the Collateral Agent for the benefit of the Secured Creditors (the “Security Agreement”);

(b) that certain Pledge Agreement dated as of November 26, 2008 made by and among the Credit Parties and the Collateral Agent for the benefit of the Secured Creditors (the “Pledge Agreement”);

(c) that certain Subsidiary Guaranty dated as of November 26, 2008 made by the Subsidiary Guarantors in favor of the Administrative Agent for the benefit of the Guaranteed Parties (the “Subsidiary Guaranty”);

(d) that certain Trademark Security Agreement dated as of November 26, 2008 made by the Borrower in favor of the Collateral Agent for the benefit of the Secured Creditors (the “Trademark Security Agreement”); and

(e) that certain Copyright Security Agreement dated as of November 26, 2008 made by the Borrower in favor of the Collateral Agent for the benefit of the Secured Creditors (the “Copyright Security Agreement”).

3. Reference is also made to that certain Amended and Restated Credit Agreement dated as of the date hereof among the Borrower, the financial institutions signatory thereto (the “Lenders”) and the Administrative Agent (the “Amended and Restated Credit Agreement”), which agreement amends and restates the Existing Credit Agreement.

4. In order to induce the Administrative Agent and the Lenders to enter into and extend or continue credit under the Amended and Restated Credit Agreement, the Credit Parties hereby:

(a) agree to and reaffirm all of the terms and conditions of the Reaffirmed Documents, and reaffirm and make all of the representations and warranties in the Reaffirmed Documents as of the date hereof, in each case as if the same had been fully set forth herein;

(b) agree that for all purposes of the Reaffirmed Documents, the Amended and Restated Credit Agreement shall be deemed to be the “Credit Agreement” and hereafter the term “Credit Agreement” (as defined in each of the Reaffirmed Documents) shall mean the Amended and Restated Credit Agreement, as amended, modified, restated, amended and restated and/or supplemented from time to time;

(c) agree that Schedules I through VII to the Security Agreement are amended in their entirety to read as set forth on Schedules I through VII hereto;

(d) without limiting the foregoing, make and confirm the grant of the security interests as set forth in Section 3 of the Security Agreement, Section 2 of the Pledge Agreement and the recitals of each of the Trademark Security Agreement and the Copyright Security Agreement, to the Collateral Agent on behalf of, and for the benefit of, the Secured Creditors (in each case as defined therein); and

(e) as applicable, without limiting the foregoing, make and confirm the guaranty as set forth in Section 1 of the Subsidiary Guaranty to the Administrative Agent on behalf of, and for the benefit of, the Guaranteed Parties (as defined therein).

5. The parties hereto agree that except as expressly modified hereby, the Reaffirmed Documents remain in full force and effect in accordance with their terms.

6. This Reaffirmation may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

7. This Reaffirmation shall be construed in accordance with and governed by the law (without regard to conflict of law provisions) of the State of New York.

[signature pages follow]

2

IN WITNESS WHEREOF, the undersigned have executed this Reaffirmation as of the date first written above.

VERA BRADLEY DESIGNS, INC.

By: /s/ Michael C. Ray
Name: Michael C. Ray
Title: Chief Executive Officer

VERA BRADLEY RETAIL STORES, LLC

By: /s/ Michael C. Ray
Name: Michael C. Ray
Title: Chief Executive Officer

VERA BRADLEY INTERNATIONAL, LLC

By: /s/ Michael C. Ray
Name: Michael C. Ray
Title: Chief Executive Officer

[Signature Page to Reaffirmation of Guaranty and Security Documents]

SCHEDULE I

TO

SECURITY AGREEMENT

UCC Financing Statements; Location of Equipment, Inventory,

Goods and Books and Records; Goods in Possession of Consignees, Bailees, Warehousemen,

Agents and Processors; Grantors’ Legal Names; State of Incorporation; Organizational

Identification Number; Chief Executive Office.

I.	GRANTOR: Vera Bradley Designs, Inc.

1	Legal Name of Grantor:	Vera Bradley Designs, Inc.

2	State of Incorporation:	Indiana

3	Organizational Identification Number:	198211-469

4	Chief Executive Office:	2208 Production Road, Fort Wayne, Indiana

5	Location of Books and Records:	Bond Records Management 1140 West Hayden Street Fort Wayne, Indiana

5620 Industrial Road, Fort Wayne, Indiana

11222 Stonebridge Road, Roanoke, Indiana

6	Locations of Equipment, Inventory and Goods:	See Exhibit A attached to this Schedule I

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	See Exhibit A attached to this Schedule I

8	Jurisdictions For UCC Filings:	Indiana (with respect to non-fixture personal property collateral in which a security interest may be perfected by filing of a financing statement)

II.	GRANTOR: Vera Bradley Retail Stores, LLC

1	Legal Name of Grantor:	Vera Bradley Retail Stores, LLC

2	State of Incorporation:	Indiana

3	Organizational Identification Number:	2006073100287

4	Chief Executive Office:	2208 Production Road, Fort Wayne, Indiana

5	Location of Books and Records:	Bond Records Management 1140 West Hayden Street Fort Wayne, Indiana

5620 Industrial Road, Fort Wayne, Indiana

11222 Stonebridge Road, Roanoke, Indiana

6	Locations of Equipment, Inventory and Goods:	See Exhibit A attached to this Schedule I

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	See Exhibit A attached to this Schedule I

8	Jurisdictions For UCC Filings:	Indiana (with respect to non-fixture personal property collateral in which a security interest may be perfected by filing of a financing statement)

III.	GRANTOR: Vera Bradley International, LLC

1	Legal Name of Grantor:	Vera Bradley International, LLC

2	State of Incorporation:	Indiana

3	Organizational Identification Number:	2006073100288

4	Chief Executive Office:	2208 Production Road, Fort Wayne, Indiana

5	Location of Books and Records:	Bond Records Management 1140 West Hayden Street Fort Wayne, Indiana

5620 Industrial Road, Fort Wayne, Indiana

11222 Stonebridge Road, Roanoke, Indiana

6	Locations of Equipment, Inventory and Goods:	See Exhibit A attached to this Schedule I

7	Locations of Goods in Possession of Consignees, Bailees, Warehousemen, Agents and Processors (including names of such consignees, bailees, etc.):	See Exhibit A attached to this Schedule I

8	Jurisdictions For UCC Filings:	Indiana (with respect to non-fixture personal property collateral in which a security interest may be perfected by filing of a financing statement)

Exhibit A to Schedule I

Equipment, inventory and goods of one or more Grantor may be located at the following locations owned or controlled by Grantors:

11222 Stonebridge Road,

Roanoke, Indiana

2208 Production Road

Fort Wayne, Indiana 46808

5620 Industrial Road,

Fort Wayne, IN

Showrooms 1101A, 1101B, 1103A and 1103B

AmericasMart

240 Peachtree Street, NW

Atlanta, GA

2050 Stemmons Freeway Space 13408

Dallas, TX

750 5th Avenue, 16th Floor

New York, NY

2808 Adams Center Road Fort

Wayne, Indiana

id3

2375 Button Gwinnet Drive

Atlanta, GA

Retail Stores

Alabama

Vera Bradley at The Summit

214 Summit Boulevard, #A13

Birmingham, AL 35243

California

Vera Bradley at The Americana at Brand

775 Americana Way

Glendale, CA 91210

Vera Bradley at The Fountains

1182 Roseville Parkway, Suite 160, #B-5

Roseville, CA 95678

Vera Bradley at Santana Row

356 Santana Row, Suite 1020

Space 6020, Bldg. #6

San Jose, CA 95128

Vera Bradley at San Francisco Centre

845 Market Street, #355, Bldg. #2

San Francisco, CA 94103

Colorado

Vera Bradley at Park Meadows

8405 Park Meadows Center Drive, Suite 1138

Lone Tree, CO 80124

Connecticut

West Farms Retail Store

500 Westfarms Mall, Space B227

Farmington, CT 06032

Delaware

Christiana Retail Store

510 Christiana Mall, Space 1050

Newark, DE 19702

Florida

Vera Bradley at The Falls

8888 S.W. 136th Street, Suite 433A

Miami, FL 33176

The Gardens Mall Retail Store

3101 PGA Boulevard, Suite 135

Palm Beach Gardens, FL 33410

Georgia

Vera Bradley at Phipps Plaza

3500 Peachtree Road NE

Atlanta, GA 30326

Hawaii

Vera Bradley at Ala Moana Center

1450 Ala Moana Boulevard, #30

Honolulu, HI 96814

Illinois

Vera Bradley at Deer Park Town Center

20530 N. Rand Road, Space #328

Deer Park, IL 60010

Vera Bradley at Oakbrook Center

417 Oakbrook Center

Oak Brook, IL 60523

Chicago Premium Outlets Retail Store

1650 Premium Outlets Boulevard

Aurora, IL 60502

Indiana

Vera Bradley at Jefferson Pointe

4110 W. Jefferson Boulevard, #35

Fort Wayne, IN 46804

Kansas

Vera Bradley at Town Center Plaza

West 119th Street & Roe Avenue, #220

Leawood, KS 66209

Massachusetts

Vera Bradley at The Natick Collection

1245 Worcester Street, #3010

Natick, MA 01760

South Shore Plaza Retail Store

250 Granite Street, Space 1340

Braintree, MA 02184

Burlington Mall Retail Store

77 Middlesex Turnpike, Space 1031

Burlington, MA 01803

Wrentham Village Premium Outlets Retail Store

One Premium Outlets Boulevard, Space 0296

Wrentham, MA 02093

Maryland

The Mall in Columbia Retail Store

10300 Little Patuxent Parkway, Suite 2980

Columbia, MD 21044

Michigan

Vera Bradley at Somerset Collection North

2800 W. Big Beaver Road, S Q-115

Troy, MI 48084

New Jersey

Vera Bradley at Bridgewater Commons

400 Commons Way, #1330

Bridgewater, NJ 08807

Vera Bradley at The Shops at Riverside

One Riverside Square, Suite 139

Hackensack, NJ 07601

New York

Roosevelt Field Retail Store

630 Old Country Road, Space 2031

Garden City, NY 11530

North Carolina

SouthPark Retail Store

4400 Sharon Road, Space G-09

Charlotte, NC 28211

Ohio

Vera Bradley At Kenwood Towne Centre Mall

7875 Montgomery Road, Suite 60

Cincinnati, OH 45236

Rhode Island

Providence Place Retail Store

55 Providence Place

Providence, RI 02903

Tennessee

Vera Bradley at The Shops of Saddle Creek

7615 West Farmington Boulevard, #30

Germantown, TN 38138

Texas

Vera Bradley at Walters Creek

858 Market Street

Allen, TX 75013

Vera Bradley at The Shops at LaCantera

15900 La Cantera Parkway, Suite 26100

San Antonio, TX 78256

Vera Bradley at Southlake Town Square

1433 Main Street

Southlake, TX 76092

NorthPark Retail Store

8687 N. Central Expressway, Space 778

Dallas, TX 75225

San Marcos Outlet Retail Store

3939 IH-35 South, Suite 900

San Marcos, TX 78666

Virginia

Vera Bradley at Tysons Corner Center

1961 Chain Bridge Road, Space G2BU

McLean, VA 22102

Leesburg Outlet Retail Store

241 Fort Evans Road NE, Space 0613

Leesburg, VA 20176

Washington

Vera Bradley at Bellevue Square Mall

10500 NE 8th Street, #2030

Bellevue, WA 98004

Wisconsin

Bayshore Retail Store

5800 N Bayshore Drive, #114

Glendale, WI 53217

Site Specific Storage Units

Americana Storage Unit

775 Americana Way, Bldg. D

Glendale, CA 91210

San Francisco Centre Storage Unit

845 Market Street, #S402

San Francisco, CA 94103

Ala Moana Storage Unit

1450 Ala Moana Boulevard, Space I-312, Building B

Honolulu, HI 96814

Aurora Outlet Storage Unit

1650 Premium Outlets Boulevard, Storage 4

Aurora, IL 60502

Deer Park Storage Unit

20530 N. Rand Road

Deer Park, IL 60010

Oakbrook Storage Unit

100 Oakbrook Center, Space W005

Oak Brook, IL 60523

Leawood Storage Unit

5000 W 119th Street

Leawood, KS 66209

Columbia storage Unit

10300 Little Patuxent Parkway, Suite 5734

Columbia, MD 21044

Burlington Storage Unit

77 Middlesex Turnpike

Burlington, MA 01803

Natick Storage Unit

1245 Worcester Street, Space S11

Natick, MA 01760

Wrentham Outlet Storage Unit

One Premium Outlets Boulevard

Wrentham, MA 02093

Somerset Storage Unit

2800 W. Big Beaver, Space S231

Troy, MI 48084

Riverside Storage Unit

One Riverside Square

Hackensack, NJ 07601

Roosevelt Field Storage Unit

630 Old Country Road, Space D2

Garden City, NY 11530

Watters Creek Storage Unit

858 Market Street

Allen, TX 75013

La Cantera Storage Unit

15900 LaCantera Parkway, Space W600

San Antonio, TX 78256

Bellevue Storage Unit

10500 NE 8th Street, Space S-4

Bellevue, WA 98009

Bayshore Storage Unit

5800 N Bayshore Drive

Glendale, WI 53217

Goods of one or more Grantor may be in the possession of the following consignees, bailees,

warehousemen, agents and/or processors:

Fabri-Quilt, Inc.,

901 East 14th Avenue,

North Kansas City, Missouri

Impulse Packaging, Inc.

55 Pawtucket Avenue

Providence, Rhode Island

Kasbar National Ind,

801 North James Campbell Boulevard

Columbia, Tennessee 38401

CWC

3402 Meyer Road,

Fort Wayne, Indiana

SCHEDULE II

TO

SECURITY AGREEMENT

Tradenames and Fictitious Names

(Present and Past Five Years)

1    Vera Bradley Designs, Inc.:            Vera Bradley

SCHEDULE III

TO

SECURITY AGREEMENT

U.S. Copyright Registrations; Foreign Copyright Registrations; U.S. Copyright

Applications; Foreign Copyright Applications; Copyright Licenses

[See Attached]

Public Catalog

Copyright Catalog (1978 to present)

Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 1 through 100 of 359 entries

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 1 ]	Vera Bradley Designs	Cabana allover: no. 2597.	VAu000726388	2005
☐ [ 2 ]	Vera Bradley Designs	Cabana wide trim no. 2610.	VAu000722082	2005
☐ [ 3 ]	Vera Bradley Designs	Citrus allover: no. C6400.	VAu000726481	2005
☐ [ 4 ]	Vera Bradley Designs	Citrus backing: no. C6401C.	VAu000726480	2005
☐ [ 5 ]	Vera Bradley Designs	Citrus medium trim: no. C601.	VAu000726479	2005
☐ [ 6 ]	Vera Bradley Designs	Citrus narrow trim: no. C602.	VAu000726478	2005
☐ [ 7 ]	Vera Bradley Designs	Citrus wide trim: no. C600.	VAu000726477	2005
☐ [ 8 ]	Vera Bradley Designs	Hope toile allover: no. 8440A.	VAu000726482	2005
☐ [ 9 ]	Vera Bradley Designs	Hope toile narrow trim: no. 468A.	VAu000726475	2005
☐ [ 10 ]	Vera Bradley Designs	Hope toile wide trim no. 466A.	VAu000722083	2005
☐ [ 11 ]	Vera Bradley Designs	Java blue allover: no. WC2542.	VAu000726483	2005
☐ [ 12 ]	Vera Bradley Designs	Java blue backing: no. WC2546.	VAu000726484	2005
☐ [ 13 ]	Vera Bradley Designs	Java blue narrow trim: no. C2547.	VAu000726476	2005
☐ [ 14 ]	Vera Bradley Designs	Java blue wide trim no. C2549.	VAu000722081	2005
☐ [ 15 ]	Vera Bradley Designs	Make Me Blush Narrow Trim P325.	VAu001009334	2009
☐ [ 16 ]	Vera Bradley Designs	Night & Day Medium Trim 113-052.	VAu001009320	2009
☐ [ 17 ]	Vera Bradley Designs	Pretty & pink allover: no. WC2559.	VAu000753224	2005
☐ [ 18 ]	Vera Bradley Designs	Pretty & pink allover: no. WC2559.	VAu000726387	2005
☐ [ 19 ]	Vera Bradley Designs	Pretty & pink medium trim: no. CX2600.	VAu000726474	2005
☐ [ 20 ]	Vera Bradley Designs	Pretty & pink narrow trim: no. CX2601.	VAu000726473	2005
☐ [ 21 ]	Vera Bradley Designs	Simply Violet Medium Trim 113-051.	VAu001009392	2009
☐ [ 22 ]	Vera Bradley Designs, Inc.	Alpine black Fabric Traditions allover, fall 2005: no. 8436-Z.	VAu000647688	2005
☐ [ 23 ]	Vera Bradley Designs, Inc.	Alpine black medium trim: no. 458-Z.	VAu000655316	2005
☐ [ 24 ]	Vera Bradley Designs, Inc.	Alpine black narrow trim: no. 459-Z.	VAu000655315	2005
☐ [ 25 ]	Vera Bradley Designs, Inc.	Alpine black wide trim: no. 457-Z.	VAu000655314	2005
☐ [ 26 ]	Vera Bradley Designs, Inc.	Americana, medium trim: no. 417-R.	VAu000601397	2003
☐ [ 27 ]	Vera Bradley Designs, Inc.	Americana, narrow trim: no. 413-R.	VAu000601396	2003
☐ [ 28 ]	Vera Bradley Designs, Inc.	Americana, wide trim: no. 412-R.	VAu000601398	2003
☐ [ 29 ]	Vera Bradley Designs, Inc.	Anastasia, backing.	VAu000567046	2002
☐ [ 30 ]	Vera Bradley Designs, Inc.	Anastasia, narrow & wide trim.	VAu000567044	2002
☐ [ 31 ]	Vera Bradley Designs, Inc.	Anastasia, narrow & wide trim.	VAu000567045	2002
☐ [ 32 ]	Vera Bradley Designs, Inc.	Anastasia, overall.	VAu000567040	2002
☐ [ 33 ]	Vera Bradley Designs, Inc.	Apple green medium trim: no. 417-G.	VAu000621393	2003
☐ [ 34 ]	Vera Bradley Designs, Inc.	Apple green narrow trim: no. 413-G.	VAu000621394	2003

☐ [ 35 ]	Vera Bradley Designs, Inc.	Apple green overall: no. 8410-G.	VAu000621384	2003
☐ [ 36 ]	Vera Bradley Designs, Inc.	Apple green wide trim: no. 412-G.	VAu000621392	2003
☐ [ 37 ]	Vera Bradley Designs, Inc.	Bali Blue Allover.	VAu000971847	2008
☐ [ 38 ]	Vera Bradley Designs, Inc.	Bali Blue Backing.	VAu000971870	2008
☐ [ 39 ]	Vera Bradley Designs, Inc.	Bali Blue Medium Trim 655B.	VAu000971661	2008
☐ [ 40 ]	Vera Bradley Designs, Inc.	Bali Blue Narrow Trim 656B.	VAu000971663	2008
☐ [ 41 ]	Vera Bradley Designs, Inc.	Bali Blue Wide Trim 654B.	VAu000971700	2008
☐ [ 42 ]	Vera Bradley Designs, Inc.	Bali Gold Allover.	VAu000971867	2008
☐ [ 43 ]	Vera Bradley Designs, Inc.	Bali Gold Backing.	VAu000971846	2008
☐ [ 44 ]	Vera Bradley Designs, Inc.	Bali Gold Medium Trim 652Y.	VAu000971657	2008
☐ [ 45 ]	Vera Bradley Designs, Inc.	Bali Gold Narrow Trim 653Y.	VAu000971672	2008
☐ [ 46 ]	Vera Bradley Designs, Inc.	Bali Gold Wide Trim 651Y.	VAu000971841	2008
☐ [ 47 ]	Vera Bradley Designs, Inc.	Bandana backing: no. WD439.	VAu000595687	2003
☐ [ 48 ]	Vera Bradley Designs, Inc.	Bandana narrow trim: no. WD438.	VAu000595685	2003
☐ [ 49 ]	Vera Bradley Designs, Inc.	Bandana overall: no. WD436.	VAu000595688	2003
☐ [ 50 ]	Vera Bradley Designs, Inc.	Bandana wide trim: no. WD437.	VAu000595686	2003
☐ [ 51 ]	Vera Bradley Designs, Inc.	Barcelona Allover 111-061.	VAu001013292	2010
☐ [ 52 ]	Vera Bradley Designs, Inc.	Baroque Allover WC4333.	VAu001028411	2010
☐ [ 53 ]	Vera Bradley Designs, Inc.	Baroque Backing WC4334.	VAu001028948	2010
☐ [ 54 ]	Vera Bradley Designs, Inc.	Baroque Narrow Trim CX4337.	VAu001028653	2010
☐ [ 55 ]	Vera Bradley Designs, Inc.	Baroque Wide Trim CX4335.	VAu001028770	2010
☐ [ 56 ]	Vera Bradley Designs, Inc.	Bees, backing: no. 8414-B.	VAu000601390	2003
☐ [ 57 ]	Vera Bradley Designs, Inc.	Bees, medium trim: no. 416-B.	VAu000601389	2003
☐ [ 58 ]	Vera Bradley Designs, Inc.	Bees, narrow trim: no. 415-B	VAu000601387	2003
☐ [ 59 ]	Vera Bradley Designs, Inc.	Bees, overall: no. 8411-B.	VAu000601391	2003
☐ [ 60 ]	Vera Bradley Designs, Inc.	Bees, wide trim: no. 414-B.	VAu000601388	2003
☐ [ 61 ]	Vera Bradley Designs, Inc.	Bermuda blue backing.	VAu000627850	2004
☐ [ 62 ]	Vera Bradley Designs, Inc.	Bermuda blue medium trim.	VAu000627849	2004
☐ [ 63 ]	Vera Bradley Designs, Inc.	Bermuda blue narrow trim.	VAu000627854	2004
☐ [ 64 ]	Vera Bradley Designs, Inc.	Bermuda blue overall.	VAu000627852	2004
☐ [ 65 ]	Vera Bradley Designs, Inc.	Bermuda blue wide trim.	VAu000627851	2004
☐ [ 66 ]	Vera Bradley Designs, Inc.	Bermuda pink backing : [no. 8430-A]	VAu000627936	2004
☐ [ 67 ]	Vera Bradley Designs, Inc.	Bermuda pink medium trim.	VAu000627855	2004
☐ [ 68 ]	Vera Bradley Designs, Inc.	Bermuda pink narrow trim.	VAu000627853	2004
☐ [ 69 ]	Vera Bradley Designs, Inc.	Bermuda pink overall.	VAu000627821	2004
☐ [ 70 ]	Vera Bradley Designs, Inc.	Bermuda pink wide trim.	VAu000627857	2004
☐ [ 71 ]	Vera Bradley Designs, Inc.	Blue Lagoon Allover 6451/B.	VAu001036564	2010
☐ [ 72 ]	Vera Bradley Designs, Inc.	Blue Lagoon Backing 6452/B.	VAu001037463	2010
☐ [ 73 ]	Vera Bradley Designs, Inc.	Blue Lagoon Narrow Trim 677/B.	VAu001037447	2010
☐ [ 74 ]	Vera Bradley Designs, Inc.	Blue Lagoon Wide Trim 675/B.	VAu001037452	2010
☐ [ 75 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Allover 6441B.	VAu000978024	2009
☐ [ 76 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Backing 6442B.	VAu000978051	2009
☐ [ 77 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Medium Trim 661B.	VAu000978053	2009
☐ [ 78 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Narrow Trim 662B.	VAu000978063	2009
☐ [ 79 ]	Vera Bradley Designs, Inc.	Blue Rhapsody Wide Trim 660B.	VAu000978054	2009
☐ [ 80 ]	Vera Bradley Designs, Inc.	Botanica allover no. botanica/jewel/flat.	VAu000712487	2006
☐ [ 81 ]	Vera Bradley Designs, Inc.	Botanica wide trim: no. botanica/jewel/wide.	VAu000716556	2006
☐ [ 82 ]	Vera Bradley Designs, Inc.	Botanical allover no. botanical/jewel/flat / by Sharon Kessler Designs, LLC.	VAu000728337	2006
☐ [ 83 ]	Vera Bradley Designs, Inc.	Boysenberry Allover.	VAu001036555	2010
☐ [ 84 ]	Vera Bradley Designs, Inc.	Boysenberry Backing DC90212WW.	VAu001036776	2010

☐ [ 85 ]	Vera Bradley Designs, Inc.	Boysenberry Narrow Trim DC90019.	VAu001037451	2010
☐ [ 86 ]	Vera Bradley Designs, Inc.	Boysenberry Wide Trim DC90019.	VAu001037434	2010
☐ [ 87 ]	Vera Bradley Designs, Inc.	Buttercup Allover 6449/BR.	VAu001033068	2010
☐ [ 88 ]	Vera Bradley Designs, Inc.	Buttercup Narrow Trim 674/BR.	VAu001028961	2010
☐ [ 89 ]	Vera Bradley Designs, Inc.	Buttercup Wide Trim 672/BR.	VAu001028962	2010
☐ [ 90 ]	Vera Bradley Designs, Inc.	Cafe Latte Allover WC3630.	VAu000961493	2008
☐ [ 91 ]	Vera Bradley Designs, Inc.	Cafe Latte Backing WC3634	VAu000961494	2008
☐ [ 92 ]	Vera Bradley Designs, Inc.	Cafe Latte Medium Trim CX3632.	VAu000961496	2008
☐ [ 93 ]	Vera Bradley Designs, Inc.	Cafe Latte Narrow Trim CX3631.	VAu000961495	2008
☐ [ 94 ]	Vera Bradley Designs, Inc.	Cafe Latte Wide Trim CX3633.	VAu000961497	2008
☐ [ 95 ]	Vera Bradley Designs, Inc.	Call Me Coral Allover 6445/P.	VAu001010418	2009
☐ [ 96 ]	Vera Bradley Designs, Inc.	Call Me Coral Backing 6446/P.	VAu001009026	2009
☐ [ 97 ]	Vera Bradley Designs, Inc.	Call Me Coral Medium Trim 667/P.	VAu001009357	2009
☐ [ 98 ]	Vera Bradley Designs, Inc.	Call Me Coral Narrow Trim 668/P.	VAu001009328	2009
☐ [ 99 ]	Vera Bradley Designs, Inc.	Call Me Coral Wide Trim.	VAu001009289	2009
☐ [ 100 ]	Vera Bradley Designs, Inc.	Calypso Allover.	VAu000971842	2008

Resort results by:

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Public Catalog

Copyright Catalog (1978 to present)

Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 101 through 200 of 359 entries

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 101 ]	Vera Bradley Designs, Inc.	Calypso Backing.	VAu000971852	2008
☐ [ 102 ]	Vera Bradley Designs, Inc.	Calypso Medium Trim #814.	VAu000971664	2008
☐ [ 103 ]	Vera Bradley Designs, Inc.	Calypso Narrow Trim #813.	VAu000971673	2008
☐ [ 104 ]	Vera Bradley Designs, Inc.	Calypso Wide Trim #815.	VAu000971669	2008
☐ [ 105 ]	Vera Bradley Designs, Inc.	Cambridge allover.	VAu000731296	2007
☐ [ 106 ]	Vera Bradley Designs, Inc.	Cambridge backing.	VAu000731295	2007
☐ [ 107 ]	Vera Bradley Designs, Inc.	Cambridge wide trim: no. CX2934.	VAu000731300	2007
☐ [ 108 ]	Vera Bradley Designs, Inc.	Capri blue allover: no. 6411B.	VAu000712492	2006
☐ [ 109 ]	Vera Bradley Designs, Inc.	Capri blue backing: no. 6412B.	VAu000712493	2006
☐ [ 110 ]	Vera Bradley Designs, Inc.	Capri blue narrow trim: no. 617B.	VAu000716553	2006
☐ [ 111 ]	Vera Bradley Designs, Inc.	Capri blue wide trim: no. 615B.	VAu000716552	2006
☐ [ 112 ]	Vera Bradley Designs, Inc.	Capri melon allover: no. 6411R.	VAu000712495	2006
☐ [ 113 ]	Vera Bradley Designs, Inc.	Capri melon backing: no. 6412R.	VAu000712494	2006
☐ [ 114 ]	Vera Bradley Designs, Inc.	Capri melon wide trim: no. 615R.	VAu000716550	2006
☐ [ 115 ]	Vera Bradley Designs, Inc.	Capri melon wide trim: no. 617R.	VAu000716551	2006
☐ [ 116 ]	Vera Bradley Designs, Inc.	Carnaby Allover WC4016.	VAu000978436	2009
☐ [ 117 ]	Vera Bradley Designs, Inc.	Carnaby Backing WC4017.	VAu000978435	2009
☐ [ 118 ]	Vera Bradley Designs, Inc.	Carnaby Medium Trim CX-4019.	VAu000978478	2009
☐ [ 119 ]	Vera Bradley Designs, Inc.	Carnaby Narrow Trim CX-4018.	VAu000978489	2009
☐ [ 120 ]	Vera Bradley Designs, Inc.	Carnaby Wide Trim CX-4020.	VAu000978476	2009
☐ [ 121 ]	Vera Bradley Designs, Inc.	Chelsea narrow trim: [no. 443-Z]	VAu000627935	2004
☐ [ 122 ]	Vera Bradley Designs, Inc.	Chelsea overall: [no.8427-Z]	VAu000627938	2004
☐ [ 123 ]	Vera Bradley Designs, Inc.	Chelsea wide trim: [no. 442-Z].	VAu000627937	2004
☐ [ 124 ]	Vera Bradley Designs, Inc.	Chocolate medium trim: no. 9030.	VAu000565738	2002
☐ [ 125 ]	Vera Bradley Designs, Inc.	Chocolate narrow trim: no. 8030	VAu000565739	2002
☐ [ 126 ]	Vera Bradley Designs, Inc.	Chocolate overall: no. 8050.	VAu000565741	2002
☐ [ 127 ]	Vera Bradley Designs, Inc.	Chocolate wide trim: no. 8060.	VAu000565740	2002
☐ [ 128 ]	Vera Bradley Designs, Inc.	Citrus floral medium trim: no. 393392.	VAu000627186	2004
☐ [ 129 ]	Vera Bradley Designs, Inc.	Citrus floral narrow trim: no. 393391.	VAu000627187	2004
☐ [ 130 ]	Vera Bradley Designs, Inc.	Citrus floral overall: no. 393390.	VAu000627188	2004
☐ [ 131 ]	Vera Bradley Designs, Inc.	Classic black medium trim, fall ‘06.	VAu000694520	2006
☐ [ 132 ]	Vera Bradley Designs, Inc.	Classic black narrow trim: no. 605K-R.	VAu000694518	2006
☐ [ 133 ]	Vera Bradley Designs, Inc.	Classic black wide trim, fall ‘06.	VAu000694519	2006
☐ [ 134 ]	Vera Bradley Designs, Inc.	Cupcakes Green Allover.	VAu000971856	2008

☐ [ 135 ]	Vera Bradley Designs, Inc.	Cupcakes Green Backing.	VAu000971843	2008
☐ [ 136 ]	Vera Bradley Designs, Inc.	Cupcakes Green Medium Trim 646G.	VAu000971658	2008
☐ [ 137 ]	Vera Bradley Designs, Inc.	Cupcakes Green Narrow Trim 647G.	VAu000971654	2008
☐ [ 138 ]	Vera Bradley Designs, Inc.	Cupcakes Green Wide Trim 645G.	VAu000971840	2008
☐ [ 139 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Allover.	VAu000971853	2008
☐ [ 140 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Backing.	VAu000971849	2008
☐ [ 141 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Medium Trim 649P.	VAu000971688	2008
☐ [ 142 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Narrow Trim 650P.	VAu000971690	2008
☐ [ 143 ]	Vera Bradley Designs, Inc.	Cupcakes Pink Wide Trim 648P.	VAu000971695	2008
☐ [ 144 ]	Vera Bradley Designs, Inc.	Daisy daisy allover 6421G.	VAu000749637	2007
☐ [ 145 ]	Vera Bradley Designs, Inc.	Daisy daisy backing 6422G.	VAu000749636	2007
☐ [ 146 ]	Vera Bradley Designs, Inc.	Daisy daisy narrow trim 632G.	VAu000749635	2007
☐ [ 147 ]	Vera Bradley Designs, Inc.	Daisy daisy wide trim 630G.	VAu000749634	2007
☐ [ 148 ]	Vera Bradley Designs, Inc.	Emily medium trim: no. 177.	VAu000624846	2003
☐ [ 149 ]	Vera Bradley Designs, Inc.	Emily narrow trim: no. 178.	VAu000624845	2003
☐ [ 150 ]	Vera Bradley Designs, Inc.	Emily overall: no. 175.	VAu000624849	2003
☐ [ 151 ]	Vera Bradley Designs, Inc.	Emily wide trim: no. 176.	VAu000624847	2003
☐ [ 152 ]	Vera Bradley Designs, Inc.	English Garden Allover.	VAu000971850	2008
☐ [ 153 ]	Vera Bradley Designs, Inc.	English Garden Backing.	VAu000971844	2008
☐ [ 154 ]	Vera Bradley Designs, Inc.	English Garden Medium Trim.	VAu000971676	2008
☐ [ 155 ]	Vera Bradley Designs, Inc.	English Garden Narrow Trim.	VAu000971667	2008
☐ [ 156 ]	Vera Bradley Designs, Inc.	English Garden Wide Trim.	VAu000971656	2008
☐ [ 157 ]	Vera Bradley Designs, Inc.	Fall ‘06, classic black.	VAu000685430	2006
☐ [ 158 ]	Vera Bradley Designs, Inc.	Fall ‘06, classic black.	VAu000685431	2006
☐ [ 159 ]	Vera Bradley Designs, Inc.	Fall ‘06, mesa red paisley.	VAu000685428	2006
☐ [ 160 ]	Vera Bradley Designs, Inc.	Fall ‘06, mesa red paisley.	VAu000685429	2006
☐ [ 161 ]	Vera Bradley Designs, Inc.	Fall ‘06, windsor navy.	VAu000685427	2006
☐ [ 162 ]	Vera Bradley Designs, Inc.	Floral backing: no. WC1114.	VAu000595689	2003
☐ [ 163 ]	Vera Bradley Designs, Inc.	Floral narrow trim: no. C1113.	VAu000595684	2003
☐ [ 164 ]	Vera Bradley Designs, Inc.	Floral overall: no. WC1111.	VAu000595691	2003
☐ [ 165 ]	Vera Bradley Designs, Inc.	Floral wide trim: no. C1112.	VAu000595690	2003
☐ [ 166 ]	Vera Bradley Designs, Inc.	Folkloric Allover WC4561-MULT-R.	VAu001036565	2010
☐ [ 167 ]	Vera Bradley Designs, Inc.	Folkloric Backing WC4562-MULT-R.	VAu001036780	2010
☐ [ 168 ]	Vera Bradley Designs, Inc.	Folkloric Narrow Trim CX4565-MULT-R.	VAu001037533	2010
☐ [ 169 ]	Vera Bradley Designs, Inc.	Folkloric Wide Trim CX4563-MULT-R.	VAu001037437	2010
☐ [ 170 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Allover 6429R.	VAu000961502	2008
☐ [ 171 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Backing 6430R.	VAu000961501	2008
☐ [ 172 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Medium Trim 643R.	VAu000961499	2008
☐ [ 173 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Narrow Trim 644R.	VAu000961498	2008
☐ [ 174 ]	Vera Bradley Designs, Inc.	Frankly Scarlet Wide Trim 642R.	VAu000961500	2008
☐ [ 175 ]	Vera Bradley Designs, Inc.	Groovy Paisley.	VAu000978148	2009
☐ [ 176 ]	Vera Bradley Designs, Inc.	Hello Dahlia Allover 6447/R.	VAu001018492	2010
☐ [ 177 ]	Vera Bradley Designs, Inc.	Hello Dahlia Backing 6448/R.	VAu001018501	2010
☐ [ 178 ]	Vera Bradley Designs, Inc.	Hello Dahlia Narrow Trim.	VAu001018704	2010
☐ [ 179 ]	Vera Bradley Designs, Inc.	Hello Dahlia Wide Trim.	VAu001018706	2010
☐ [ 180 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions allover, fall 2005: no. 8433-2.	VAu000647684	2005
☐ [ 181 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions medium trim, fall 2005: no. 452-Z.	VAu000647686	2005
☐ [ 182 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions narrow trim, fall 2005: no. 453-Z.	VAu000647687	2005
☐ [ 183 ]	Vera Bradley Designs, Inc.	Houndstooth brown Fabric Traditions wide trim, fall 2005: no. 451-Z.	VAu000647685	2005
☐ [ 184 ]	Vera Bradley Designs, Inc.	Imperial Toile Allover 111-034.	VAu000978397	2009

☐ [ 185 ]	Vera Bradley Designs, Inc.	Imperial Toile Backing 110-034.	VAu000978403	2009
☐ [ 186 ]	Vera Bradley Designs, Inc.	Imperial Toile Medium Trim 113-034.	VAu000978410	2009
☐ [ 187 ]	Vera Bradley Designs, Inc.	Imperial Toile Wide Trim 112-034.	VAu000978406	2009
☐ [ 188 ]	Vera Bradley Designs, Inc.	Katherine medium trim: no. 435-Y.	VAu000621395	2003
☐ [ 189 ]	Vera Bradley Designs, Inc.	Katherine narrow trim: no. 423-Y.	VAu000621391	2003
☐ [ 190 ]	Vera Bradley Designs, Inc.	Katherine overall: no. 8423-Y.	VAu000621386	2003
☐ [ 191 ]	Vera Bradley Designs, Inc.	Katherine wide trim: no. 434-Y.	VAu000621385	2003
☐ [ 192 ]	Vera Bradley Designs, Inc.	Kensington allover: no. 6417Z.	VAu000731294	2007
☐ [ 193 ]	Vera Bradley Designs, Inc.	Kensington backing: no. 6418Z.	VAu000731293	2007
☐ [ 194 ]	Vera Bradley Designs, Inc.	Kensington narrow trim: no. 626Z.	VAu000731292	2007
☐ [ 195 ]	Vera Bradley Designs, Inc.	Kensington wide trim: no. 624Z.	VAu000731298	2007
☐ [ 196 ]	Vera Bradley Designs, Inc.	Lemon Parfait Allover 8406/Y.	VAu001036563	2010
☐ [ 197 ]	Vera Bradley Designs, Inc.	Lemon Parfait Backing 8407/Y.	VAu001037514	2010
☐ [ 198 ]	Vera Bradley Designs, Inc.	Lemon Parfait Narrow Trim.	VAu001037446	2010
☐ [ 199 ]	Vera Bradley Designs, Inc.	Lemon Parfait Wide Trim 806/Y.	VAu001037435	2010
☐ [ 200 ]	Vera Bradley Designs, Inc.	Loves Me Allover WC4185-Love-R.	VAu000995920	2009

Resort results by:

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Public Catalog

Copyright Catalog (1978 to present)

Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 201 through 300 of 359 entries.

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 201 ]	Vera Bradley Designs, Inc.	Loves Me Backing WC4186-Love-R.	VAu000995923	2009
☐ [ 202 ]	Vera Bradley Designs, Inc.	Loves Me Medium Trim CX4188-Love-R.	VAu000996135	2009
☐ [ 203 ]	Vera Bradley Designs, Inc.	Loves Me Narrow Trim CX4189-Love-R.	VAu000995933	2009
☐ [ 204 ]	Vera Bradley Designs, Inc.	Loves Me Wide Trim CX4187-Love-R.	VAu000995929	2009
☐ [ 205 ]	Vera Bradley Designs, Inc.	Maison blue, narrow & wide trim.	VAu000567042	2002
☐ [ 206 ]	Vera Bradley Designs, Inc.	Maison blue, narrow & wide trim.	VAu000567043	2002
☐ [ 207 ]	Vera Bradley Designs, Inc.	Maison blue, overall.	VAu000567041	2002
☐ [ 208 ]	Vera Bradley Designs, Inc.	Make Me Blush Allover P305.	VAu001010423	2009
☐ [ 209 ]	Vera Bradley Designs, Inc.	Make Me Blush Backing P345.	VAu001009028	2009
☐ [ 210 ]	Vera Bradley Designs, Inc.	Make Me Blush Medium Trim P335.	VAu001009351	2009
☐ [ 211 ]	Vera Bradley Designs, Inc.	Make Me Blush Wide Trim P315.	VAu001009374	2009
☐ [ 212 ]	Vera Bradley Designs, Inc.	Medallion allover: no. 100.	VAu000701928	2006
☐ [ 213 ]	Vera Bradley Designs, Inc.	Medallion backing: no. 140.	VAu000701925	2006
☐ [ 214 ]	Vera Bradley Designs, Inc.	Medallion narrow trim: no. 130.	VAu000701927	2006
☐ [ 215 ]	Vera Bradley Designs, Inc.	Medallion wide trim: no. 110.	VAu000701926	2006
☐ [ 216 ]	Vera Bradley Designs, Inc.	Mesa red paisley, fall ‘06.	VAu000694514	2006
☐ [ 217 ]	Vera Bradley Designs, Inc.	Mesa red paisley medium trim, fall ‘06: no. 610R.	VAu000694516	2006
☐ [ 218 ]	Vera Bradley Designs, Inc.	Mesa red paisley narrow trim: no. 611R	VAu000694517	2006
☐ [ 219 ]	Vera Bradley Designs, Inc.	Midnight navy medium trim.	VAu000627858	2004
☐ [ 220 ]	Vera Bradley Designs, Inc.	Midnight navy narrow trim.	VAu000627847	2004
☐ [ 221 ]	Vera Bradley Designs, Inc.	Midnight navy overall.	VAu000627856	2004
☐ [ 222 ]	Vera Bradley Designs, Inc.	Midnight navy wide trim.	VAu000627848	2004
☐ [ 223 ]	Vera Bradley Designs, Inc.	Mod floral blue backing: no. 6416B.	VAu000737593	2007
☐ [ 224 ]	Vera Bradley Designs, Inc.	Mod floral blue wide trim: no. 612B.	VAu000731301	2007
☐ [ 225 ]	Vera Bradley Designs, Inc.	Mod floral pink wide trim: no. 618R.	VAu000731299	2007
☐ [ 226 ]	Vera Bradley Designs, Inc.	New hope medium trim: no. 428-Z.	VAu000621388	2003
☐ [ 227 ]	Vera Bradley Designs, Inc.	New hope narrow trim: no. 427-Z.	VAu000621387	2003
☐ [ 228 ]	Vera Bradley Designs, Inc.	New hope overall: no. 8418-B.	VAu000621390	2003
☐ [ 229 ]	Vera Bradley Designs, Inc.	New hope wide trim: no. 426-Z.	VAu000621389	2003
☐ [ 230 ]	Vera Bradley Designs, Inc.	Night & Day Allover 111-052.	VAu001008982	2009
☐ [ 231 ]	Vera Bradley Designs, Inc.	Night & Day Backing 110-052.	VAu001009029	2009
☐ [ 232 ]	Vera Bradley Designs, Inc.	Night & Day Narrow Trim 114-052.	VAu001009588	2009
☐ [ 233 ]	Vera Bradley Designs, Inc.	Night & Day Wide Trim 112-052.	VAu001009307	2009
☐ [ 234 ]	Vera Bradley Designs, Inc.	Night Owl Allover 6427Z.	VAu000961487	2008

☐ [ 235 ]	Vera Bradley Designs, Inc.	Night Owl Backing 6428Z.	VAu000961488	2008
☐ [ 236 ]	Vera Bradley Designs, Inc.	Night Owl Medium Trim 640Z.	VAu000961491	2008
☐ [ 237 ]	Vera Bradley Designs, Inc.	Night Owl Narrow Trim 641Z.	VAu000961492	2008
☐ [ 238 ]	Vera Bradley Designs, Inc.	Night Owl Wide Trim 639Z.	VAu000961489	2008
☐ [ 239 ]	Vera Bradley Designs, Inc.	No. 400-Y.	VAu000567064	2002
☐ [ 240 ]	Vera Bradley Designs, Inc.	No. 401-Y.	VAu000567074	2002
☐ [ 241 ]	Vera Bradley Designs, Inc.	No. 404-2.	VAu000567068	2002
☐ [ 242 ]	Vera Bradley Designs, Inc.	No. 405-2.	VAu000567072	2002
☐ [ 243 ]	Vera Bradley Designs, Inc.	No. 406-N.	VAu000567067	2002
☐ [ 244 ]	Vera Bradley Designs, Inc.	No. 407-N.	VAu000567071	2002
☐ [ 245 ]	Vera Bradley Designs, Inc.	No. 8400-Y.	VAu000567065	2002
☐ [ 246 ]	Vera Bradley Designs, Inc.	No. 8402-2.	VAu000567070	2002
☐ [ 247 ]	Vera Bradley Designs, Inc.	No. 8403-N.	VAu000567073	2002
☐ [ 248 ]	Vera Bradley Designs, Inc.	No. 8404-N.	VAu000567066	2002
☐ [ 249 ]	Vera Bradley Designs, Inc.	No. 8404-R.	VAu000567069	2002
☐ [ 250 ]	Vera Bradley Designs, Inc.	Paprika Allover – 303 Mandarin.	VAu000979255	2009
☐ [ 251 ]	Vera Bradley Designs, Inc.	Paprika Backing – 343 Mandarin.	VAu000979258	2009
☐ [ 252 ]	Vera Bradley Designs, Inc.	Paprika Medium Trim – 323 Mandarin.	VAu000979514	2009
☐ [ 253 ]	Vera Bradley Designs, Inc.	Paprika Narrow Trim – 333 Mandarin.	VAu000979512	2009
☐ [ 254 ]	Vera Bradley Designs, Inc.	Paprika Wide Trim – 313 Mandarin.	VAu000979517	2009
☐ [ 255 ]	Vera Bradley Designs, Inc.	Peacock allover: no. WC3087-TURO.	VAu000712490	2006
☐ [ 256 ]	Vera Bradley Designs, Inc.	Peacock backing: no. WC2711-KIWI.	VAu000712491	2006
☐ [ 257 ]	Vera Bradley Designs, Inc.	Peacock narrow trim: no. CX3096-TURO.	VAu000716555	2006
☐ [ 258 ]	Vera Bradley Designs, Inc.	Peacock wide trim: no. CX3097-TURO.	VAu000716554	2006
☐ [ 259 ]	Vera Bradley Designs, Inc.	Pink elephants allover: no. 6409Z.	VAu000712488	2006
☐ [ 260 ]	Vera Bradley Designs, Inc.	Pink elephants backing: no. 6410Z.	VAu000712489	2006
☐ [ 261 ]	Vera Bradley Designs, Inc.	Pink elephants wide trim: no. 612Z.	VAu000716557	2006
☐ [ 262 ]	Vera Bradley Designs, Inc.	Pink pansy, medium trim: no. 424-A.	VAu000601394	2003
☐ [ 263 ]	Vera Bradley Designs, Inc.	Pink pansy, narrow trim: no. 410-A.	VAu000601392	2003
☐ [ 264 ]	Vera Bradley Designs, Inc.	Pink pansy, overall: no. 8407A.	VAu000601395	2003
☐ [ 265 ]	Vera Bradley Designs, Inc.	Pink pansy, wide trim: no. 411-A.	VAu000601393	2003
☐ [ 266 ]	Vera Bradley Designs, Inc.	Pinwheel pink allover 6423R.	VAu000749643	2007
☐ [ 267 ]	Vera Bradley Designs, Inc.	Pinwheel pink backing 6424R.	VAu000749642	2007
☐ [ 268 ]	Vera Bradley Designs, Inc.	Pinwheel pink narrow trim 635r.	VAu000751615	2007
☐ [ 269 ]	Vera Bradley Designs, Inc.	Pinwheel pink wide trim 633R and medium trim 634R.	VAu000752018	2007
☐ [ 270 ]	Vera Bradley Designs, Inc.	Pirouette Allover 8400Z.	VAu000977931	2009
☐ [ 271 ]	Vera Bradley Designs, Inc.	Pirouette Backing 8401Z.	VAu000978033	2009
☐ [ 272 ]	Vera Bradley Designs, Inc.	Pirouette Medium Trim 801Z.	VAu000978040	2009
☐ [ 273 ]	Vera Bradley Designs, Inc.	Pirouette Narrow Trim 802Z.	VAu000977939	2009
☐ [ 274 ]	Vera Bradley Designs, Inc.	Pirouette Wide Trim 800Z.	VAu000977968	2009
☐ [ 275 ]	Vera Bradley Designs, Inc.	Poppy Fields Allover P304.	VAu000996076	2009
☐ [ 276 ]	Vera Bradley Designs, Inc.	Poppy Fields Backing P344.	VAu000996080	2009
☐ [ 277 ]	Vera Bradley Designs, Inc.	Poppy Fields Medium Trim P324	VAu000996341	2009
☐ [ 278 ]	Vera Bradley Designs, Inc.	Poppy Fields Narrow Trim P334.	VAu000996258	2009
☐ [ 279 ]	Vera Bradley Designs, Inc.	Poppy Fields Wide Trim P314.	VAu000996082	2009
☐ [ 280 ]	Vera Bradley Designs, Inc.	Puccini Allover P300.	VAu000961486	2008
☐ [ 281 ]	Vera Bradley Designs, Inc.	Puccini Backing P340.	VAu000961484	2008
☐ [ 282 ]	Vera Bradley Designs, Inc.	Puccini Medium Trim P320.	VAu000961481	2008
☐ [ 283 ]	Vera Bradley Designs, Inc.	Puccini Narrow Trim P330.	VAu000961483	2008
☐ [ 284 ]	Vera Bradley Designs, Inc.	Puccini Wide Trim P310.	VAu000961482	2008

☐ [ 285 ]	Vera Bradley Designs, Inc.	Purple Punch Allover.	VAu000971868	2008
☐ [ 286 ]	Vera Bradley Designs, Inc.	Purple Punch Backing.	VAu000971845	2008
☐ [ 287 ]	Vera Bradley Designs, Inc.	Purple Punch Medium Trim.	VAu000971684	2008
☐ [ 288 ]	Vera Bradley Designs, Inc.	Purple Punch Narrow Trim.	VAu000971687	2008
☐ [ 289 ]	Vera Bradley Designs, Inc.	Purple Punch Wide Trim.	VAu000971679	2008
☐ [ 290 ]	Vera Bradley Designs, Inc.	Raspberry fizz allover 6425R.	VAu000749651	2007
☐ [ 291 ]	Vera Bradley Designs, Inc.	Raspberry fizz backing 6426R.	VAu000749650	2007
☐ [ 292 ]	Vera Bradley Designs, Inc.	Raspberry fizz narrow trim 638R.	VAu000749649	2007
☐ [ 293 ]	Vera Bradley Designs, Inc.	Raspberry fizz wide trim 636R.	VAu000749648	2007
☐ [ 294 ]	Vera Bradley Designs, Inc.	Retro green Fabric Traditions allover, fall 2005: no. 8434-G.	VAu000647689	2005
☐ [ 295 ]	Vera Bradley Designs, Inc.	Retro green medium trim: no. 455-G.	VAu000655313	2005
☐ [ 296 ]	Vera Bradley Designs, Inc.	Retro green narrow trim: no. 456-G.	VAu000655311	2005
☐ [ 297 ]	Vera Bradley Designs, Inc.	Retro green wide trim: no. 454-G.	VAu000655312	2005
☐ [ 298 ]	Vera Bradley Designs, Inc.	Riviera blue allover 6419B.	VAu000749641	2007
☐ [ 299 ]	Vera Bradley Designs, Inc.	Riviera blue backing 6420B.	VAu000749640	2007
☐ [ 300 ]	Vera Bradley Designs, Inc.	Riviera blue narrow 629B.	VAu000749639	2007

Resort results by:

Help    Search    History    Titles     Start Over

Contact Us | Request Copies | Get a Search Estimate |  Frequently Asked Questions (FAQs) about Copyright | Copyright Office Home Page

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Public Catalog

Copyright Catalog (1978 to present)

Search Request: Left Anchored Name = vera bradley

Search Results: Displaying 301 through 359 of 359 entries

Resort results by:

#	Name (NALL) <	Full Title	Copyright Number	Date
☐ [ 301 ]	Vera Bradley Designs, Inc.	Riviera blue wide trim 627B.	VAu000749638	2007
☐ [ 302 ]	Vera Bradley Designs, Inc.	SHerbet medium trim: no. C1586.	VAu000614502	2003
☐ [ 303 ]	Vera Bradley Designs, Inc.	Sherbet narrow trim: no. C1587.	VAu000614500	2003
☐ [ 304 ]	Vera Bradley Designs, Inc.	Sherbet overall: no. W1607	VAu000614497	2003
☐ [ 305 ]	Vera Bradley Designs, Inc.	Sherbet wide trim: no. C1585.	VAu000614498	2003
☐ [ 306 ]	Vera Bradley Designs, Inc.	Simply Violet Allover 111-051.	VAu001010421	2009
☐ [ 307 ]	Vera Bradley Designs, Inc.	Simply Violet Backing 110-051.	VAu001009032	2009
☐ [ 308 ]	Vera Bradley Designs, Inc.	Simply Violet Narrow Trim 114-051.	VAu001009591	2009
☐ [ 309 ]	Vera Bradley Designs, Inc.	Simply Violet Wide Trim 112-051.	VAu001009308	2009
☐ [ 310 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Allover 111-047.	VAu001038436	2009
☐ [ 311 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Medium Trim 113-047.	VAu000996128	2009
☐ [ 312 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Narrow Trim 114-047.	VAu001038648	2009
☐ [ 313 ]	Vera Bradley Designs, Inc.	Sittin’ in a Tree Wide Trim 112-047.	VAu001038647	2009
☐ [ 314 ]	Vera Bradley Designs, Inc.	Slate Blooms Allover P306.	VAu001018497	2010
☐ [ 315 ]	Vera Bradley Designs, Inc.	Slate Blooms Backing P346.	VAu001018499	2010
☐ [ 316 ]	Vera Bradley Designs, Inc.	Slate Blooms Narrow Trim.	VAu001018562	2010
☐ [ 317 ]	Vera Bradley Designs, Inc.	Slate Blooms Wide Trim.	VAu001018513	2010
☐ [ 318 ]	Vera Bradley Designs, Inc.	Symphony in Hue Backing 6440Z.	VAu000978113	2009
☐ [ 319 ]	Vera Bradley Designs, Inc.	Symphony in Hue Medium Trim 658Z.	VAu000978106	2009
☐ [ 320 ]	Vera Bradley Designs, Inc.	Symphony in Hue Narrow Trim 659Z.	VAu001005550	2009
☐ [ 321 ]	Vera Bradley Designs, Inc.	Symphony in Hue Wide Trim 657Z.	VAu000978104	2009
☐ [ 322 ]	Vera Bradley Designs, Inc.	Totally Turq Allover 6443B.	VAu000995626	2009
☐ [ 323 ]	Vera Bradley Designs, Inc.	Totally Turq Backing 6444B.	VAu000995623	2009
☐ [ 324 ]	Vera Bradley Designs, Inc.	Totally Turq Medium Trim 664B.	VAu000996113	2009
☐ [ 325 ]	Vera Bradley Designs, Inc.	Totally Turq Narrow Trim 665B.	VAu001008496	2009
☐ [ 326 ]	Vera Bradley Designs, Inc.	Totally Turq Wide Trim 663B.	VAu000995640	2009
☐ [ 327 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Allover P307.	VAu001033004	2010
☐ [ 328 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Backing P347.	VAu001028943	2010
☐ [ 329 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Narrow Trim P337.	VAu001028715	2010
☐ [ 330 ]	Vera Bradley Designs, Inc.	Twirly Birds Navy Wide Trim P317.	VAu001028668	2010
☐ [ 331 ]	Vera Bradley Designs, Inc.	Vera Bradley cooking with friends.	TX0006468404	2006
☐ [ 332 ]	Vera Bradley Designs, Inc.	Vera Bradley our favorite recipes.	TX0005275023	2000
☐ [ 333 ]	Vera Bradley Designs, Inc.	Versailles Allover 8402/Z.	VAu001033069	2010
☐ [ 334 ]	Vera Bradley Designs, Inc.	Versailles Backing 8403/Z.	VAu001028960	2010

☐ [ 335 ]	Vera Bradley Designs, Inc.	Versailles Narrow Trim 805/Z.	VAu001028955	2010
☐ [ 336 ]	Vera Bradley Designs, Inc.	Versailles Wide Trim 803/Z.	VAu001028959	2010
☐ [ 337 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Allover WC4338-Berr.	VAu001018495	2010
☐ [ 338 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Backing.	VAu001018541	2010
☐ [ 339 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Narrow Trim.	VAu001018508	2010
☐ [ 340 ]	Vera Bradley Designs, Inc.	Very Berry Paisley Wide Trim CX4340-Berr.	VAu001018505	2010
☐ [ 341 ]	Vera Bradley Designs, Inc.	Vibrant black medium trim: no. 437-Z.	VAu000629078	2004
☐ [ 342 ]	Vera Bradley Designs, Inc.	Vibrant black narrow trim: no. 438-Z.	VAu000629079	2004
☐ [ 343 ]	Vera Bradley Designs, Inc.	Vibrant black overall: no. 8425-Z.	VAu000640539	2003
☐ [ 344 ]	Vera Bradley Designs, Inc.	Vibrant black wide trim: no. 436-Z.	VAu000629080	2004
☐ [ 345 ]	Vera Bradley Designs, Inc.	Villa red medium trim: no. C1873.	VAu000614503	2003
☐ [ 346 ]	Vera Bradley Designs, Inc.	Villa red narrow trim: no. C1874.	VAu000614496	2003
☐ [ 347 ]	Vera Bradley Designs, Inc.	Villa red overall: no. WC1853.	VAu000614501	2003
☐ [ 348 ]	Vera Bradley Designs, Inc.	Villa red wide trim: no. C1872.	VAu000614499	2003
☐ [ 349 ]	Vera Bradley Designs, Inc.	Villa red wide trim no c1872 & 209 other titles.	V3573D683	2008
☐ [ 350 ]	Vera Bradley Designs, Inc.	Windsor navy medium trim, fall ‘06.	VAu000694515	2006
☐ [ 351 ]	Vera Bradley Designs, Inc.	Windsor navy wide trim: no. 606B.	VAu000688631	2006
☐ [ 352 ]	Vera Bradley Designs, Inc.	Yellow bird allover WC-3407.	VAu000749647	2007
☐ [ 353 ]	Vera Bradley Designs, Inc.	Yellow bird backing WC-3411.	VAu000749646	2007
☐ [ 354 ]	Vera Bradley Designs, Inc.	Yellow bird narrow trim CS-3410.	VAu000749644	2007
☐ [ 355 ]	Vera Bradley Designs, Inc.	Yellow bird wide trim CS-3408.	VAu000749645	2007
☐ [ 356 ]	Vera Bradley Designs, Inc.	Mod floral blue allover: no. 6415B.	VAu000733768	2007
☐ [ 357 ]	Vera Bradley Designs, Inc.	Mod floral blue narrow trim: no. 623B.	VAu000733769	2007
☐ [ 358 ]	Vera Bradley Designs, Inc.	Mod floral pink allover: no. 6413R.	VAu000733767	2007
☐ [ 359 ]	Vera Bradley Designs, Inc.	Mod floral pink narrow trim: no. 620R.	VAu000733770	2007

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SCHEDULE IV

TO

SECURITY AGREEMENT

U.S. Patent Registrations; Foreign Patent Registrations; U.S. Patent Applications; Foreign Patent

Applications; Patent Licenses

None.

SCHEDULE V

TO

SECURITY AGREEMENT

U.S. Trademark Registrations; Foreign Trademark Registrations; U.S. Trademark Applications;

Foreign Trademark Applications; Trademark Licenses

[See Attached]

Vera Bradley Designs Inc.

U.S. Trademark Registrations and Applications

Attached is the summary and details regarding the only recordation of a Security Interest found in the Federal Trademark Records.

*Please note that Reg. No. 2819627 for VBD will lapse as it is no longer in use for the goods as registered.

United States Patent and Trademark Office
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Assignments on the Web > Trademark Query

Trademark Assignor/Assignee Summary

Search Criteria: Assignor/Assignee Name = VERA BRADLEY

Total: 18		Total: 0

Assignor		Assignee
	NAME	NAME
REG#:1745799	VERA BRADLEY DESIGNS, INC.
REG#:2800307	VERA BRADLEY DESIGNS, INC.
REG#:2800308	VERA BRADLEY DESIGNS, INC.
REG#:2819627	VERA BRADLEY DESIGNS, INC.
REG#:2962647	VERA BRADLEY DESIGNS, INC.
REG#:2999011	VERA BRADLEY DESIGNS, INC.
REG#:3138150	VERA BRADLEY DESIGNS, INC.
REG#:3161672	VERA BRADLEY DESIGNS, INC.
REG#:3166645	VERA BRADLEY DESIGNS, INC.
REG#:3175442	VERA BRADLEY DESIGNS, INC.
REG#:3238432	VERA BRADLEY DESIGNS, INC.
REG#:3248142	VERA BRADLEY DESIGNS, INC.
REG#:3248193	VERA BRADLEY DESIGNS, INC.
REG#:3248194	VERA BRADLEY DESIGNS, INC.
REG#:3261985	VERA BRADLEY DESIGNS, INC.
REG#:3331171	VERA BRADLEY DESIGNS, INC.
REG#:3353497	VERA BRADLEY DESIGNS, INC.
REG#:3402953	VERA BRADLEY DESIGNS, INC.

Search Results as of: 09/15/2010 12:24 PM

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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United States Patent and Trademark Office
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Assignments on the Web > Trademark Query

Trademark Assignment Details

Reel/Frame:	3901/0511		Pages: 10
Received:	12/10/2008	Recorded: 12/10/2008
Conveyance:	SECURITY INTEREST

Total properties: 18

1	Serial #: 74090237 Mark: VERA BRADLEY	Filing Dt: 08/22/1990	Reg #: 1745799	Reg. Dt: 01/12/1993

2	Serial #: 78155733 Mark: VERA BRADLEY	Filing Dt: 08/19/2002	Reg #: 2800307	Reg. Dt: 12/30/2003

3	Serial #: 78155735 Mark: THE VERA BRADLEY CLASSIC	Filing Dt: 08/19/2002	Reg #: 2800308	Reg. Dt: 12/30/2003

4	Serial #: 78155856 Mark: VBD	Filing Dt: 08/20/2002	Reg #: 2819627	Reg. Dt: 03/02/2004

5	Serial #: 78287680 Mark: VERA BRADLEY	Filing Dt: 08/14/2003	Reg #: 2999011	Reg. Dt: 09/20/2005

6	Serial #: 78435462 Mark: VERA BRADLEY	Filing Dt: 06/15/2004	Reg #: 3248142	Reg. Dt: 05/29/2007

7	Serial #: 78435466 Mark: VERA BRADLEY	Filing Dt: 06/15/2004	Reg #: 3261985	Reg. Dt: 07/10/2007

8	Serial #: 78496374 Mark: VERA BRADLEY	Filing Dt: 10/07/2004	Reg #: 3248193	Reg. Dt: 05/29/2007

9	Serial #: 78496385 Mark: VERA BRADLEY MY HOME	Filing Dt: 10/07/2004	Reg #: 3248194	Reg. Dt: 05/29/2007

10	Serial #: 78496394 Mark: VERA BRADLEY	Filing Dt: 10/07/2004	Reg #: 3402953	Reg. Dt: 03/25/2008

11	Serial #: 78572821 Mark: VERA BRADLEY	Filing Dt: 02/23/2005	Reg #: 3138150	Reg. Dt: 09/05/2006

12	Serial #: 78572823 Mark: VERA BRADLEY	Filing Dt: 02/23/2005	Reg #: 3161672	Reg. Dt: 10/24/2006

13	Serial #: 78642208 Mark: VERA BRADLEY	Filing Dt: 06/02/2005	Reg #: 3166645	Reg. Dt: 10/31/2006

14	Serial #: 78642231 Mark: VERA BRADLEY	Filing Dt: 06/02/2005	Reg #: 3175442	Reg. Dt: 11/21/2006

15	Serial #: 78657013 Mark: VERA BRADLEY	Filing Dt: 06/23/2005	Reg #: 3331171	Reg. Dt: 11/06/2007

16	Serial #: 78657037 Mark: VERA BRADLEY	Filing Dt: 06/23/2005	Reg #: 3353497	Reg. Dt: 12/11/2007

17	Serial#: 78975931 Mark: VERA BRADLEY	Filing Dt: 08/14/2003	Reg #: 2962647	Reg. Dt: 06/14/2005

18	Serial #: 78978074 Mark: VERA BRADLEY	Filing Dt: 10/07/2004	Reg #: 3238432	Reg. Dt: 05/01/2007

Assignor

1	VERA BRADLEY DESIGNS, INC.	Exec Dt: 11/26/2008 Entity Type: CORPORATION Citizenship: INDIANA

Assignee

1	JPMORGAN CHASE BANK, N.A. AS AGENT 10 S. DEARBORN CHICAGO, ILLINOIS 60603	Entity Type: UNKNOWN Citizenship: NONE

Correspondence name and address

LAURA KONRATH WINSTON & STRAWN LLP 35 W. WACKER DR. CHICAGO, IL 60601

Search Results as of: 09/15/2010 12:22 PM

If you have any comments or questions concerning the displayed, contact PRD/Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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Vera Bradley Designs Inc.

Pending U.S. Trademarks

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:05:55 ET

Serial Number: 77852053 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-05-18

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-05-18

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-05-18

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 018

Class Status: Active

Purses; handbags; brief bags; tote bags; duffel bags; travel bags; cosmetic bags and cases sold empty;

garment bags for travel; luggage; backpacks; wallets; and coin purses

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-05-18 - NOA Mailed - SOU Required From Applicant

2010-03-23 - Notice Of Publication E-Mailed

2010-03-23 - Published for opposition

2010-02-18 - Law Office Publication Review Completed

2010-02-18 - Assigned To LIE

2010-01-21 - Approved For Pub-Principal Register

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

STE 2700

300 N MERIDIAN ST

INDIANAPOLIS, IN 46204

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office
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Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852053

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:06:14 ET

Serial Number: 77852045 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-07-06

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-07-06

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-07-06

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 009

Class Status: Active

Eyeglasses; eyeglass lenses; sunglasses; eyeglass cases; textile covers for electric curling irons; foam backed mouse pad base

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-07-06 - NOA E-Mailed - SOU Required From Applicant

2010-05-11 - Notice Of Publication E-Mailed

2010-05-11 - Published for opposition

2010-04-06 - Law Office Publication Review Completed

2010-04-05 - Assigned To LIE

2010-03-18 - Approved-For Pub - Principal Register

2010-03-17 - Teas/Email Correspondence Entered

2010-03-16 - Communication received from applicant

2010-03-16 - TEAS Response to Office Action Received

2010-01-27 - Notification Of Non-Final Action E-Mailed

2010-01-27 - Non-final action e-mailed

2010-01-27 - Non-Final Action Written

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer and Amie Peele Carter

Correspondent

BRAD R. MAURER AND AMIE PEELE CARTER

BAKER & DANIELS LLP

300 N MERIDIAN ST STE 2700

INDIANAPOLIS, IN 46204-1782

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office
Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852045

If you have any comments or questions concerning the data displayed, contact PRD /Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:06:54 ET

Serial Number: 77852039 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-07-06

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-07-06

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-07-06

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 016

Class Status: Active

binders; loose leaf binders; folders; file folders; note books; paper note tablets; writing paper pads; adhesive note pads; clip boards; calendars; agendas; blank writing journals; photo albums; paper gift bags; paper gift tags; gift wrapping paper; paper stationery; correspondence cards; note cards; binder clips; ball point pens; ink pens; highlighter pens; pencils; paper weights; dry erase writing boards; textile checkbook covers

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-07-06 - NOA E-Mailed - SOU Required From Applicant

2010-05-11 - Notice Of Publication E-Mailed

2010-05-11 - Published for opposition

2010-04-06 - Law Office Publication Review Completed

2010-04-05 - Assigned To LIE

2010-03-18 - Approved For Pub - Principal Register

2010-03-17 - Teas/Email Correspondence Entered

2010-03-17 - Communication received from applicant

2010-03-17 - TEAS Response to Office Action Received

2010-01-27 - Notification Of Non-Final Action E-Mailed

2010-01-27 - Non-final action e-mailed

2010-01-27 - Non-Final Action Written

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer and Amie Peele Carter

Correspondent

BRAD R. MAURER AND AMIE PEELE CARTER

BAKER & DANIELS LLP

300 N MERIDIAN ST STE 2700

INDIANAPOLIS, IN 46204-1782

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852039

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:07:12 ET

Serial Number: 77852076 Assignment Information             Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-05-18

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-05-18

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-05-18

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 024

Class Status: Active

Table linens, namely, place mats and napkins; beach towels

Basis: l(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-05-18 - NOA Mailed - SOU Required From Applicant

2010-03-23 - Notice Of Publication E-Mailed

2010-03-23 - Published for opposition

2010-02-18 - Law Office Publication Review Completed

2010-02-18 - Assigned To LIE

2010-01-21 - Approved For Pub - Principal Register

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

STE 2700

300 N MERIDIAN ST

INDIANAPOLIS, IN 46204

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852076

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:07:27 ET

Serial Number: 77852091 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

BE COLORFUL

(words only): BE COLORFUL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-05-18

Filing Date: 2009-10-19

The Notice of Allowance Date is: 2010-05-18

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 116

Attorney Assigned:

SHANAHAN WILLIAM PATRICK

Current Location: 700 -Intent To Use Section

Date In Location: 2010-05-18

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs Inc

Address:

Vera Bradley Designs Inc

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 025

Class Status: Active

Sun hats; headbands; pajamas; and flip flops

Basis: l(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-05-18 - NOA Mailed - SOU Required From Applicant

2010-03-23 - Notice Of Publication E-Mailed

2010-03-23 - Published for opposition

2010-02-18 - Law Office Publication Review Completed

2010-02-18 - Assigned To LIE

2010-01-21 - Approved For Pub - Principal Register

2010-01-21 - Assigned To Examiner

2009-10-22 - New Application Office Supplied Data Entered In Tram

2009-10-22 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

STE 2700

300 N MERIDIAN ST

INDIANAPOLIS, IN 46204

Phone Number: 317-237-0300

Fax Number: 317-237-1000

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77852091

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

| HOME | INDEX | SEARCH | eBUSINESS | CONTACT US | PRIVACY STATEMENT

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:07:56 ET

Serial Number: 77945045 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-09-14

Filing Date: 2010-02-25

The Notice of Allowance Date is: 2010-09-14

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: 700 -Intent To Use Section

Date In Location: 2010-09-14

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs, Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 016

Class Status: Active

Pen and pencil pouch; paper stationery

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-09-14 - NOA E-Mailed - SOU Required From Applicant

2010-07-20 - Notice Of Publication E-Mailed

2010-07-20 - Published for opposition

2010-06-15 - Law Office Publication Review Completed

2010-06-15 - Assigned To LIE

2010-06-01 - Approved For Pub - Principal Register

2010-06-01 - Assigned To Examiner

2010-03-03 - New Application Office Supplied Data Entered In Tram

2010-03-01 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77945045

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:08:31 ET

Serial Number: 77945060 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: Opposition period completed, a Notice of Allowance has been issued.

Date of Status: 2010-09-14

Filing Date: 2010-02-25

The Notice of Allowance Date is: 2010-09-14

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: 700 -Intent To Use Section

Date In Location: 2010-09-14

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs, Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 009

Class Status: Active

Eye glasses; sun glasses

Basis: 1(b)

First Use Date: (DATE NOT AVAILABLE)

First Use in Commerce Date: (DATE NOT AVAILABLE)

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-09-14 - NOA E-Mailed - SOU Required From Applicant

2010-07-20 - Notice Of Publication E-Mailed

2010-07-20 - Published for opposition

2010-06-15 - Law Office Publication Review Completed

2010-06-15 - Assigned To LIE

2010-06-01 - Approved For Pub - Principal Register

2010-06-01 - Assigned To Examiner

2010-03-03 - New Application Office Supplied Data Entered In Tram

2010-03-01 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77945060

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

I HOME | INDEX | SEARCH | eBUSINESS | CONTACT US I PRIVACY STATEMENT

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:07:40 ET

Serial Number: 77945086 Assignment Information        Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: A non-final action has been mailed. This is a letter from the examining attorney requesting additional information and/or making an initial refusal. However, no final determination as to the registrability of the mark has been made.

Date of Status: 2010-06-01

Filing Date: 2010-02-25

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: M3X -TMO Law Office 112 - Examining Attorney Assigned

Date In Location: 2010-06-01

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs. Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 018

Class Status: Active

Purses; handbags; tote bags; cosmetic bags sold empty; wallets; coin purses; luggage; travel bags; travel accessories; backpacks; messenger bags

Basis: l(a)

First Use Date: 2009-07-00

First Use in Commerce Date: 2009-07-00

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-06-01 - Notification Of Non-Final Action E-Mailed

2010-06-01 - Non-final action e-mailed

2010-06-01 - Non-Final Action Written

2010-06-01 - Assigned To Examiner

2010-03-03 - New Application Office Supplied Data Entered In Tram

2010-03-01 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77945086

If you have any comments or questions concerning the data displayed, contact PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

| HOME | INDEX | SEARCH | eBUSINESS | CONTACT US | PRIVACY STATEMENT

Thank you for your request. Here are the latest results from the TARR web server.

This page was generated by the TARR system on 2010-09-15 12:08:16 ET

Serial Number: 77947365 Assignment Information         Trademark Document Retrieval

Registration Number: (NOT AVAILABLE)

Mark

FRILL

(words only): FRILL

Standard Character claim: Yes

Current Status: Application has been published for opposition.

Date of Status: 2010-07-20

Filing Date: 2010-03-01

The Information will be/was published in the Official Gazette on 2010-07-20

Transformed into a National Application: No

Registration Date: (DATE NOT AVAILABLE)

Register: Principal

Law Office Assigned: LAW OFFICE 112

Attorney Assigned:

FLOWERS JAY K

Current Location: 650 -Publication And Issue Section

Date In Location: 2010-06-15

LAST APPLICANT(S)/OWNER(S) OF RECORD

1. Vera Bradley Designs, Inc.

Address:

Vera Bradley Designs, Inc.

2208 Production Road

Fort Wayne, IN 46808

United States

Legal Entity Type: Corporation

State or Country of Incorporation: Indiana

GOODS AND/OR SERVICES

International Class: 014

Class Status: Active

Jewelry; bracelets

Basis: l(a)

First Use Date: 2010-02-00

First Use in Commerce Date: 2010-02-00

ADDITIONAL INFORMATION

(NOT AVAILABLE)

MADRID PROTOCOL INFORMATION

(NOT AVAILABLE)

PROSECUTION HISTORY

NOTE: To view any document referenced below, click on the link to “Trademark Document

Retrieval” shown near the top of this page.

2010-07-20 - Notice Of Publication E-Mailed

2010-07-20 - Published for opposition

2010-06-15 - Law Office Publication Review Completed

2010-06-15 - Assigned To LIE

2010-06-01 - Approved for Pub - Principal Register (Initial exam)

2010-06-01 - Assigned To Examiner

2010-03-05 - New Application Office Supplied Data Entered In Tram

2010-03-04 - New Application Entered In Tram

ATTORNEY/CORRESPONDENT INFORMATION

Attorney of Record

Brad R. Maurer

Correspondent

BRAD R. MAURER

BAKER & DANIELS LLP

111 E WAYNE ST STE 800

FORT WAYNE, IN 46802-2600

Phone Number: 317-237-8330

Fax Number: 260-460-1700

United States Patent and Trademark Office Home | Site Index | Search | Guides | Contacts | eBusiness | eBiz alerts | News | Help

Assignments on the Web > Trademark Query

No assignment has been recorded at the USPTO

For Serial Number: 77947365

If you have any comments or questions concerning the data displayed, contract PRD / Assignments at 571-272-3350.

Web interface last modified: October 18, 2008 v.2.0.2

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SCHEDULE VI

TO

SECURITY AGREEMENT

Depository Accounts and Other Accounts

Name of Account Holder	Bank (Address and Contact Person)	Type of Account	Account Number

Vera Bradley Designs, Inc.

Vera Bradley Designs, Inc.

Vera Bradley Designs, Inc.

Vera Bradley Designs, Inc.

Vera Bradley Retail Stores LLC

Vera Bradley Designs, Inc.

Vera Bradley Designs, Inc.

Vera Bradley International, LLC

Vera Bradley Designs, Inc.

SCHEDULE VII

TO

SECURITY AGREEMENT

Commercial Tort Claims

None.